UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2005

RARE Hospitality International, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-19924 (Commission File Number)	58-1498312 (IRS Employer Identification No.)

8215 Roswell Road, Bldg. 600, Atlanta, GA 30350
(Addresses of Principal Executive Offices, including Zip Code)

(770) 399-9595
(Registrant’s Telephone Number, including Area Code)

_________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into A Material Definitive Agreement.

        On July 22, 2005, RARE hospitality International, Inc. (the “Company”) entered into a Third Amended and Restated Credit Agreement dated as of July 22, 2005 by and among the Company, each of the lenders who are or who may become a party thereto, Wachovia Bank, National Association, as Administrative Agent, Bank of America, N. A., as Syndication Agent and SunTrust Bank as Documentation Agent. The Third Amended and Restated Credit Agreement provides a $100,000,000 revolving credit facility with an amended maturity date of July 22, 2010. The revolving credit facility also includes an additional $50,000,000 uncommitted accordion feature. Amounts outstanding under the credit facility bear interest at LIBOR plus a margin of 0.50% to 1.25% depending upon the Company’s leverage ratio or the Administrative Agent’s prime rate of interest at the Company’s option.

        The Third Amended and Restated Credit Agreement extended the maturity, reduced the interest rate margin above LIBOR and modified certain other provisions of the Company’s existing credit agreement with these lenders.

        The Third Amended and Restated Credit Agreement dated as of July 22, 2005 is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 7.01      Regulation FD Disclosure.

        On July 22, 2005, RARE Hospitality International Inc. (the “Company”) announced that its Board of Directors had approved the repurchase of up to an additional $30,000,000 of the Company’s outstanding common stock through May 1, 2007. The full text of the press release is set forth in Exhibit 99.2 hereto.

        The information in this item 7.01, including exhibit 99.2 hereto, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01      Financial Statements and Exhibits.

(c)	Exhibits
99.1	Third Amended and Restated Credit Agreement dated as of July 22, 2005 by and among Rare
Hospitality International, Inc., each of the lenders who are or who may become a party thereto,
Wachovia Bank, National Association, as Administrative Agent, Bank of America, N. A., as
Syndication Agent and SunTrust Bank as Documentation Agent.

99.2	Press release issued July 22, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                           RARE HOSPITALITY INTERNATIONAL, INC.

                                                                                                                           /s/ Benjamin A. Waites

                                                                                                                           Name:    Benjamin A. Waites
                                                                                                                           Title:     Chief Accounting Officer

Date: July 27, 2005